ALPHA ARCHITECT VALUE MOMENTUM TREND ETF Ticker Symbol: VMOT Listed on The Nasdaq Stock Market, LLC	SUMMARY PROSPECTUS January 31, 2024, as supplemented June 21, 2024 www.alphaarchitect.com/funds

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated January 31, 2024, as supplemented June 21, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alphaarchitect.com/funds. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
The Alpha Architect Value Momentum Trend ETF (the “Fund”) seeks long term capital appreciation while attempting to minimize market drawdowns.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses
Dividend Expenses on Securities Sold Short[1]	0.69%
Other Operating Expenses	0.00%
Total of Other Expenses	0.69%
Acquired Fund Fees and Expenses[2]	0.46%
Total Annual Fund Operating Expenses	1.60%
Less Fee Waiver[3]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver[4]	1.38%
1.When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to that dividend to the party from which the Fund borrowed the stock and to record the payment of the dividend as an expense.
2.“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying Alpha Architect ETFs (as defined herein).
3.The Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee for the Fund until at least January 31, 2025 to the extent necessary to prevent (i) management fees paid to the investment adviser for the Fund plus (ii) the aggregate amount of management fees paid to the investment adviser for management of the Underlying Alpha Architect ETFs (defined below) that are directly attributable to the Fund’s ownership of shares of the Underlying Alpha Architect ETFs, from exceeding 0.69% of the Fund’s daily net assets. This waiver agreement may be terminated only by agreement of the investment adviser and the Fund’s Board of Trustees.
4.Excluding Other Expenses, the Fund’s Total Net Annual Fund Operating Expenses are 0.69%.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. For the other periods in the example, the figures shown do not reflect the fee waiver. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.

You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$140	$483	$850	$1,882
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is actively managed by Alpha Architect, LLC, the Fund’s investment sub-adviser (“Alpha Architect” or the “Sub-Adviser”). The Sub-Adviser manages the Fund using proprietary methodology developed by the parent company of the Adviser and Sub-Adviser, Empirical Finance, LLC, dba Alpha Architect.
The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Fund’s portfolio is composed primarily of four other ETFs sub-advised by the Sub-Adviser: Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF, and Alpha Architect International Quantitative Momentum ETF (each, an “Underlying Alpha Architect ETF”). The Fund invests in value and momentum securities. Alpha Architect U.S. Quantitative Value ETF and Alpha Architect U.S. Quantitative Momentum ETF provide exposure to domestic equity securities, while Alpha Architect International Quantitative Value ETF and Alpha Architect International Quantitative Momentum ETF provide exposure to international equity securities. In addition, the Fund may, from time to time, use hedging strategies (as described more below).
The Underlying Alpha Architect ETFs can be grouped into ETFs that use a quantitative momentum investment strategy (Alpha Architect U.S. Quantitative Momentum ETF and Alpha Architect International Quantitative Momentum ETF, referred to as the “Momentum ETFs”) and those that use a quantitative value investment strategy (Alpha Architect U.S. Quantitative Value ETF and the Alpha Architect International Quantitative Value ETF, referred to as the “Value ETFs”). A “momentum” investment style emphasizes investing in securities that recently have had better recent total return performance compared to other securities. In contrast, a “value” investment style emphasizes investing in securities that based on quantitative analysis are considered undervalue compared to other securities.
The Sub-Adviser manages each of the Underlying Alpha Architect ETFs using a multi-step, quantitative, rules-based methodology to identify a portfolio of equity securities with the highest relative momentum (for the Momentum ETFs) or potential for capital appreciation (for the Value ETFs), as described below. Construction of each Momentum and Value ETF’s portfolio begins with a universe of stocks that principally trade on the applicable exchanges (e.g., either U.S. exchanges or exchanges in countries included in the MSCI EAFE Index). Each universe of stocks is then screened to, among other things, include the largest common stocks based on their market capitalization (e.g., above $1 billion). A liquidity screen is then employed to eliminate illiquid securities.
For the Momentum ETFs, the Sub-Adviser then eliminates companies with potential issues, and thereafter screens the remaining companies to identify those with the highest cumulative return for the past 12 months, excluding the last month. Last, the Sub-Adviser employs momentum quality screens to identify which of the remaining companies has experienced the most consistent positive returns during the 12-month period measured above. The Sub-Adviser will reallocate the Momentum ETFs’ portfolios on a periodic basis, generally each month.
For the Value ETFs, the second stage incorporates proprietary models to identify and exclude companies at risk of potential poor financial performance. The third stage employs a value-driven approach to identify the cheapest firms based on a proprietary value-centric metric similar to what is known as the “enterprise multiple,” a firm’s total enterprise value divided by earnings before interest and taxes (EBIT). Last, the Sub-Adviser employs an ensemble of quality screens, which consider metrics like current profitability, stability, and recent operational improvements. The Sub-Adviser will reallocate the Value ETFs’ portfolios on a periodic basis, generally each month.

The Sub-Adviser allocates the Fund’s portfolio across the four Underlying Alpha Architect ETFs using a proprietary model. The Fund will generally allocate more assets to an Underlying Alpha Architect ETFs with higher relative momentum and fewer assets to an Underlying Alpha Architect ETF with lower relative momentum. As of September 30, 2023, the Fund, excluding the use of any hedging strategies (as described more below), was weighted as follows: 30.31% in the Alpha Architect U.S. Quantitative Value ETF; 34.68% in the Alpha Architect International Quantitative Value ETF; 14.33% in the Alpha Architect U.S. Quantitative Momentum ETF; 19.74% Alpha Architect International Quantitative Momentum ETF; and 0.94% in cash and cash equivalents.
As of September 30, 2023, the Fund had significant exposure to the following sectors: Consumer Discretionary (26.67%) and Energy (20.96%).
Hedging
To seek to avoid down trending markets, the Fund may hedge up to 100% of the value of its long portfolio. The Sub-Adviser uses a mathematical modeling approach with respect to the use of hedging techniques. The Fund may use derivatives, including U.S. exchange-traded stock index futures or options thereon, to seek to hedge during times when the Sub-Adviser’s model indicates that the U.S. equity market or international equity market identifies unfavorable trends in each respective market. The Fund will engage in hedging of its U.S. portfolio by shorting a representative broad-based U.S. securities index ETF or similar futures contracts. Likewise, the Fund will engage in hedging of its international portfolio by shorting a representative broad-based international securities index ETF or similar futures contracts. As of September 30, 2023, the Fund’s portfolio was 0% hedged.
Reallocations and Cash
The Fund’s portfolio will generally be reallocated up to twice a month. The Sub-Adviser performs the above-mentioned hedging calculations twice each month.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks”.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of those Underlying Alpha Architect ETFs. An investment in the Fund is subject to the risks associated with the Underlying Alpha Architect ETFs that comprise the Fund’s portfolio. At times, certain of the segments of the market represented by constituent Underlying Alpha Architect ETFs may be out of favor and underperform other segments. The Fund indirectly pays a proportional share of the expenses of the Underlying Alpha Architect ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
Portfolio Size Risk. Pursuant to the Sub-Adviser’s methodology, the Fund’s portfolio is composed of a relatively small number of constituents. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one holding of the Fund may have a greater impact on the Fund’s NAV than it would if the Fund’s portfolio was comprised of a greater number of constituents.
Quantitative Security Selection Risk. Data for some companies in which the Underlying Alpha Architect ETFs invest or upon which the Fund calculates its risk-parity allocations may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market, or securities markets generally.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Hedging Risk - General. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security or basket of securities (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security or basket of securities will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Hedging Model Risk. The risk that the Fund’s use of hedging strategies based on mathematical models may not produce the desired result or risk that the Sub-Adviser is unable to trade certain derivatives effectively or in a timely manner. The Sub-Adviser uses a mathematical approach to the implementation of hedging strategies. Maintenance of the hedging strategies will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s hedging strategies may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity securities. Hedging strategies could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s hedging strategies may result in the Fund outperforming the general securities market during periods of flat or negative market performance and underperforming the general securities market during periods of positive market performance.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (i.e., stock options, futures contracts, caps, floors, etc.). Unfavorable changes in the value of the underlying asset, rate or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, a the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. To the extent a derivative contract is used to hedge another position in the Fund, the Fund will be exposed to the risks associated with hedging. Since the Fund primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Fund’s use of derivatives are equity market risk and hedging risk.
Short Sale Risk. Short selling is generally considered speculative, has the potential for unlimited loss and may involve leverage, which can magnify a Fund’s exposure to assets that decline in value and increase the volatility of the Fund’s net asset value. If the price of a security which the Fund has sold short increases between the time of the short sale and when the position is closed out, the Fund will incur a loss equal to the increase in price from the time of the short sale plus any related interest payments, dividends, transaction or other costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Purchasing a security to cover a short position can itself cause the price of the security to rise, potentially exacerbating a loss or reducing a gain. In addition, the Fund is subject to the risk that the lender of a security will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. A Fund that uses short sales is subject to the risk that its prime broker will be unwilling or unable to perform its contractual obligations. Regulatory restrictions limit the extent to which the Fund may engage in short sales.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

•Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen.
•Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns
Underlying Alpha Architect ETFs Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Alpha Architect ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Alpha Architect ETFs. The Fund’s NAV will change with changes in the value of the Underlying Alpha Architect ETFs and other instruments in which the Fund invests based on their market valuations. If the investment advisory fee waiver is discontinued, an investment in the Fund will entail more costs and expenses than the combined costs and expenses of direct investments in the Underlying Alpha Architect ETFs and the costs and expense of engaging in hedging strategies as contemplated by the Sub-Adviser.
In addition to some or all of the foregoing risks, the Fund will be subject to the risks as noted below:
Momentum Style Risk. Investing in or having exposure to securities with the highest relative momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and stocks that previously exhibited high momentum may not experience continued highest relative momentum. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which an Alpha Architect ETF may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, such as differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
Periodic Reallocation Risk. Because the Sub-Adviser will generally reallocate the Fund’s portfolio on only a periodic basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the monthly reconstitution that are not predictive of the market’s performance for the subsequent period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect promptly following the monthly reallocation. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows illustrates how the Fund’s average annual returns for one-year, five-year, and since inception periods compare with those of a broad measure of market performance. From the Fund’s commencement of operations through January 30, 2022, the Fund was passively-managed and the Fund sought to track the performance of a propriety index that was constructed in a manner substantially similar to the methodology used to manage the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.alphaarchitect.com/funds or by calling the Fund at (215) 882-9983.
Calendar Year Total Returns as of December 31

10%
0%
-10%
-20%
-15.71%
4.59%
4.65%
3.74%
-7.28%
-0.30%
2018
2019
2020
2021
2022
2023

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 8.97% (quarter ended December 31, 2020) and the Fund’s lowest return for a calendar quarter was -16.79% (quarter ended March 31, 2020).

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	Since Inception (5/2/2017)
Return Before Taxes	-0.30%	0.97%	0.50%
Return After Taxes on Distributions	-1.28%	0.55%	0.12%
Return After Taxes on Distributions and Sale of Shares	0.45%	0.74%	0.38%
35% Solactive GBS United States 1000 Index, 35% Solactive GBS Developed Markets ex North America Large & Mid Cap Index, 30% Solactive 1-3 Month U.S. T-Bill Index (reflects no deduction for fees, taxes, or expenses)[1]	16.96%	8.92%	7.01%
1The Solactive 1-3 Month U.S. T-Bill Index reflects no deduction for fees, taxes, or expenses. However, each of the Solactive GBS United States 1000 Index and Solactive GBS Developed Markets ex North America Large & Mid Cap Index assumes withholding taxes on dividends.

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s primary benchmark is comprised of three separate indices, namely, 35% Solactive GBS United States 1000 Index, 35% Solactive GBS Developed Markets ex North America Large & Mid Cap Index, and 30% Solactive 1-3 Month U.S. T-Bill Index. The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. The Solactive GBS Developed Markets ex N.A. Large & Mid Cap Index is a broad-based index covering mid- to large- cap equity securities in international, developed markets outside of North America. The Solactive 1-3 Month US T-Bill Index is a rules-based market value weighted index engineered for the short-term T-Bill market denominated in USD.
INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers serves as the investment adviser of the Fund.
Investment Sub-Adviser:	Alpha Architect, LLC serves as the sub-adviser of the Fund.
PORTFOLIO MANAGERS
Messrs. Wesley R. Gray and John Vogel are co-portfolio managers for the Fund. Messrs. Gray and Vogel have been primarily and jointly responsible for the day-to-day management of the Fund since 2022.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.